                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               Kevlin Corporation
                (Name of Registrant as Specified In Its Charter)

                               Kevlin Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                               KEVLIN CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 3, 1995

     The Annual Meeting of Stockholders of Kevlin Corporation will be held on Tuesday, October 3, 1995 at 5 Cornell Place, Wilmington, Massachusetts, 01887, at 10:00 A.M., local time, for the following purposes:

     (1) To fix the number of directors at six and elect two directors of the Company.

     (2) To ratify and confirm the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending May 31, 1996.

     (3) To consider and act upon any further matters which may properly come before the meeting or any adjourned session thereof.

     The close of business on August 11, 1995 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting.

Wilmington, Massachusetts
August 25, 1995
                                             By Order of the Board of Directors

                                                       JOHN J. MORAN
                                                           Clerk

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN THE EVENT YOU WILL BE UNABLE TO ATTEND, YOU ARE URGED TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               KEVLIN CORPORATION
                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 3, 1995

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kevlin Corporation, a Massachusetts corporation with its principal executive offices located at 5 Cornell Place, Wilmington, Massachusetts, 01887 (the "Company"), for use at the Annual Meeting of Stockholders to be held on October 3, 1995 and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxies are solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be paid by the Company. In addition to solicitation by mail, certain officers and directors of the Company may solicit proxies by telephone and personal interview. The Company may also agree to pay banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy materials to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about August 25, 1995.

     Only record holders of common stock, $.10 par value per share ("Common Stock"), of the Company on August 11, 1995 shall be entitled to notice of and to vote at the Meeting. As of that date, there were 2,701,195 shares of Common Stock issued and outstanding and entitled to vote. Each share is entitled to one vote on all matters to come before the Meeting. A majority in interest of all outstanding Common Stock, represented at the meeting in person or by proxy, constitutes a quorum for the transaction of business.

     The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, will be voted for the election of the nominees as directors, for the ratification of the appointment of independent public accountants and in accordance with the discretion of the named attorneys and proxies on any other matter which shall properly come before the Meeting. Any proxy may be revoked at any time prior to exercise by filing with the Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

     The Company's Annual Report to Stockholders and the annual report on Form 10-K for the fiscal year ended May 31, 1995, (containing financial statements audited by Arthur Andersen LLP) is being mailed to each of the stockholders of the Company simultaneously with this proxy statement.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors at six for the coming year. On July 9, 1993 the Board of Directors amended the Company's by-laws to provide that the Board of Directors is divided into three classes, with each class to be as nearly equal in number of directors as possible. The term of one class expires, and their successors are elected for a term of three years, at each annual meeting of the Company's stockholders.

     At the annual meeting of stockholders to be held on October 3, 1995, two directors will be elected to hold office for three years and until their successors are elected and qualified. Messrs. Lattanzi and Williams, who are currently directors, have been nominated for reelection to a term of office expiring in 1998, and each has consented to serve if elected. If any nominee is unable to serve, proxies will be voted for such other candidates as may be nominated by the Board of Directors. Management has made inquiries and believes that each of the nominees is willing and able to serve if elected. No nominee has been nominated pursuant to any arrangement or understanding with any person.

     Directors will be elected by a plurality of the votes properly cast at the Meeting. Abstentions and broker non-votes will not be treated as votes cast for this purpose.


INFORMATION ON NOMINEES

     The following table contains certain information about the nominees for directors and each other person whose term of office as a director will continue after the meeting.

                                                                                     PRESENT TERM
NAME                    AGE         PRINCIPAL OCCUPATION         DIRECTOR SINCE        EXPIRES
----                   ----         --------------------         --------------     --------------
 Jonathan D. Donaldson   46   Independent Consultant and              1993               1997
                                Chairman of the Board of
                                Directors
*Arthur C. Williams      58   President and Chief Executive           1988               1995
                                Officer of the Company
 John J. Moran           57   Vice President and Clerk of the         1960               1996
                                Company                           (Except April
                                                                 1967-May 1968)
 Carmine Vittoria        54   Professor of Electrical                 1990               1997
                                Engineering, Northeastern
                                University
*Ernest W. Lattanzi      69   Technical Director of the               1967               1995
                                Company
 Howard A. Mileaf        57   Vice President-Special Counsel,         1993               1996
                                WHX Corp., formerly Wheeling-
                                Pittsburgh Corp., a Steel
                                Manufacturer.

---------------

* Nominee for election as director


     The officers of the Company hold office at the discretion of the Board of Directors. None of the officers or directors are related to one another.

     Mr. Donaldson, an independent consultant, has been Chairman of the Board of Directors since July 1995 and has been a director since May 1993. Prior to joining the Company, Mr. Donaldson was Chief Executive Officer and Vice Chairman at MedChem Products, Inc. from 1992 to 1994. He served as President of MedChem from November 1986 to May 1993 and Chief Operating Officer from November 1986 to September 1992.

     Mr. Williams was named Chief Executive Officer of the Company in July 1991 and has been President since April 1990. Prior thereto, he was President of MacArthur Intermark, an international distribution firm, from 1988. Mr. Williams had been Corporate Vice President, International Division of Keene Corporation from 1985 to 1988.

     Mr. Moran has been a Vice President and Clerk of the Company since 1973. He was named General Manager of Kevlin Microwave Division in 1994.

     Mr. Vittoria has been a professor of Electrical Engineering at Northeastern University since 1985 and also serves as a director of Electromagnetic Applications, Inc.

     Mr. Lattanzi has been Technical Director of the Company since 1991. He was also Chairman of the Board from January 1988 until July 1995. Mr. Lattanzi was Chief Executive Officer from 1983 until July 1991. He also served as President of the Company from 1982 to 1987 and Treasurer from 1987 to 1989.

     Mr. Mileaf has been Vice President-Special Counsel for WHX Corporation, formerly Wheeling-Pittsburgh Corp., a steel manufacturer, since May 1993. He was a consultant from September 1991 until May 1993. Mr. Mileaf was Vice President-General Counsel and Secretary of Keene Corporation from August 1973 until August 1991.

     Five meetings of the Board of Directors were held during fiscal year 1995. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and of committees of the Board of Directors of which he was a member.

     The Audit Committee, comprised of Messrs. Donaldson, Mileaf and Vittoria, met once during fiscal 1995. The functions performed by this committee include recommending independent public accountants, reviewing the scope of the proposed audit, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent public accountants.

     The Compensation Committee, also comprised of Messrs. Donaldson, Mileaf and Vittoria, met three times during fiscal 1995. The functions performed by this committee include determining incentive compensation, overseeing incentive plans, determining the granting of stock options and making recommendations concerning executive compensation.

     In fiscal 1995, the Company established a nominating committee. This committee is comprised of all of the members of the Board of Directors, except those seeking re-election. There were no meetings of the committee during fiscal 1995. Changes in the composition of directors are recommended by the committee.

     The directors who are not employees of the Company are paid $750 per fiscal quarter and $750 per meeting attended. During fiscal year 1995, $21,750 was expensed for such directors' fees. In addition, Mr. Donaldson received $36,050 for business consulting services performed during fiscal 1995.

     During the fiscal year ended May 31, 1995, the Company had an incentive compensation plan for key employees. The plan was administered by the Compensation Committee. Under this plan, distributions are made based on the performance of the Company and the participants. For fiscal year 1995, $84,100 was paid under this plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO FIX THE NUMBER OF DIRECTORS AT SIX AND IN FAVOR OF ALL NOMINEES.


     The following table lists the current executive officers of the Company. It is anticipated that each of these officers will be re-elected by the Board of Directors following the Annual Meeting of Stockholders.

          NAME                 AGE                              POSITION
          ----                 ---                              --------
Jonathan D. Donaldson           45       Chairman of the Board of Directors
Arthur C. Williams              58       President and Chief Executive Officer
John J. Moran                   57       Vice President and General Manager of Kevlin Microwave
                                         Division
D. Wayne Peters                 51       Vice President, Chief Financial Officer and Treasurer
Robert M. Ricci                 53       Vice President Administration

     Mr. Peters became Vice President, Treasurer and Chief Financial Officer of the Company in November 1994. From 1993 until November 1994 he was the Director of International Finance and Administration at I.D.E. Associates, a company which manufactures computer networking products. He spent over 10 years with GenRad, an automatic test equipment manufacturer, serving as its Treasurer, and a LBO spin-off company, QuadTech, an electronic component test equipment manufacturer, where he was a founder and Chief Financial Officer.

     Mr. Ricci became Vice President of Administration of the Company in July 1994. He has been Director of Quality Assurance since joining the Company in May 1988. He has had the additional responsibilities of Engineering Department Manager from November 1989 to June 1992 and manager of administration from June 1992 to the present.

                        SECURITIES BENEFICIALLY OWNED BY
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT


     The following table sets forth, as of August 11, 1995, the beneficial ownership of Common Stock for (i) each director of the Company, (ii) the Chief
Executive Officer and the two most highly compensated executive officers of the Company, (iii) all executive officers and directors as a group (8 persons) and
(iv) each person known to the Board of Directors to beneficially own more than five percent of the Common Stock. The address of each director and the Employee
Stock Ownership Plan listed below is care of the Company, 5 Cornell Place,
Wilmington, MA 01887.

                                                       AMOUNT OF
                                                       SHARES AND
                                                       NATURE OF
                                                       BENEFICIAL          PERCENT OF
        NAME                                          OWNERSHIP(1)        TOTAL CLASS
        ----                                          ------------        ------------
        Employee Stock Ownership Plan                    339,875(2)           12.6%
        Ernest W. Lattanzi                               334,076(2)(3)(4)     12.4%
        Arthur C. Williams                               286,809(2)(4)        10.6%
        John J. Moran                                    151,400(2)(4)         5.6%
        Carmine Vittoria                                  10,000(4)            0.4%
        Howard A. Mileaf                                   6,000(4)            0.2%
        Jonathan D. Donaldson                              5,000(4)            0.2%
        All Executive Officers and Directors as
          a Group (8 persons)                            821,064(2)(3)(4)     30.4%

---------------

(1) Unless otherwise noted, each person identified possesses the sole power to vote and dispose of the shares.

(2) Includes the following number of shares allocated to the account of these executive officers and directors under the Company's Employee Stock Ownership Plan (the "ESOP") as of August 11, 1995, as to which such person has sole voting power and the ESOP Committee has sole dispositive power:
    Ernest Lattanzi -- 29,886; Arthur C. Williams -- 1,809; and John J. Moran -- 23,805; all executive officers and directors as a group (8 persons) -- 58,279.

(3) Includes 200 shares held jointly by Mr. Lattanzi with his wife.

(4) Includes the following number of shares subject to options exercisable within 60 days of August 11, 1995 by these executive officers and directors:
    Jonathan D. Donaldson -- 5,000; Arthur C. Williams -- 227,500; John J. Moran -- 55,000; Ernest W. Lattanzi -- 60,000; Howard A. Mileaf -- 5,000; Carmine Vittoria -- 10,000; all executive officers and directors as a group (8 persons) -- 387,500.


EXECUTIVE COMPENSATION

     The following table sets forth certain compensation information for the Chief Executive Officer of the Company and all other executive officers whose salary and bonus for 1995 exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                ---------------------------------
                                                                    AWARDS
                                                                    ------
                                                 ANNUAL           SECURITIES
                                              COMPENSATION        UNDERLYING
                                           ------------------      OPTIONS          ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY     BONUS         (#)         COMPENSATION(1)
---------------------------       -----   --------   -------      ----------   ----------------
Ernest W. Lattanzi                 1995    $150,000   $14,000       --                $4,147
  Technical Director               1994    $161,515   $14,000       --                $1,349
                                   1993    $161,515     --          --                $2,490
Arthur C. Williams                 1995    $154,693     --        50,000              $4,110
  President, and Chief Executive   1994    $153,622   $21,000       --                $1,170
  Officer                          1993    $141,955     --          --                $2,253
John J. Moran                      1995    $ 94,438     --          --                $3,545
  Vice President and Clerk         1994    $ 89,500   $14,000     20,000              $  787
                                   1993    $ 88,239     --          --                $2,064

---------------

(1) Fiscal 1995 Company contributions to the Company's ESOP Plan were $1,837 for Mr. Lattanzi and $1,610 for Mr. Williams and $1,872 for Mr. Moran. Fiscal 1993 contributions to the ESOP Plan were $1,433 for Mr. Lattanzi, $1,241 for Mr. Williams and $1,277 for Mr. Moran. Matching contributions under the Company's 401(K) Plan in fiscal 1995 were $2,310 for Mr. Lattanzi, $2,500 for Mr. Williams and $1,673 for Mr. Moran, in fiscal 1994 matching contributions were $1,349 for Mr. Lattanzi, $1,170 for Mr. Williams and $787 for Mr. Moran and in fiscal 1993 matching contributions were $1,057 for Mr. Lattanzi, $1,013 for Mr. Williams and $787 for Mr. Moran.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                       ------------------------------------------
                                        NUMBER OF      PERCENT OF
                                        SECURITIES    TOTAL OPTIONS
                                        UNDERLYING     GRANTED TO     EXERCISE OR
                                         OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION
    NAME                                   (#)         FISCAL YEAR      ($/SH)         DATE
    ----                                -----------   -------------   -----------   ----------
    Ernest W. Lattanzi                     --             --             --             --
    Arthur C. Williams                   50,000          46.5%         $1.94         12/15/95
    John J. Moran                          --             --             --             --


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUE

                                                           NUMBER OF
                                                          SECURITIES          VALUE OF
                                                          UNDERLYING         UNEXERCISED
                                                          UNEXERCISED       IN-THE-MONEY
                                         NUMBER OF        OPTIONS AT         OPTIONS AT
                                           SHARES        MAY 31, 1995      MAY 31, 1995(1)
                                        ACQUIRED ON      EXERCISABLE/       EXERCISABLE/
    NAME                                  EXERCISE       UNEXERCISABLE      UNEXERCISABLE
    ----                                ------------     -------------     ---------------
    Ernest W. Lattanzi                       0              60,000/0         $  51,000/0
    Arthur C. Williams                       0             227,500/          $ 162,188/
                                                            50,000           $  28,000
    John J. Moran                            0              55,000/0         $  18,025/0

---------------

(1) Based on the spread between the option exercise price and the fair market value of the Common Stock on May 31, 1995 ($2.50).

EMPLOYEE CONTRACTS

     Mr. Lattanzi entered into an employment agreement with the Company whereby he will remain a full time employee of the Company until December 31, 1996 at a Salary of $150,000 per year. Commencing January 1, 1997, Mr. Lattanzi will be retained as a consultant to the Company for a ten year period at an annual fee of $34,000 per year. In consideration of a covenant not to complete, the Company shall also pay Mr. Lattanzi $34,000 per year during the consulting period.

                                 PROPOSAL NO. 2
                        RATIFICATION OF THE APPOINTMENT
            OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

     The persons named in the accompanying form as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of Arthur Andersen LLP as independent public accounts of the Company for the next fiscal year. The Board of Directors has voted to approve Arthur Andersen LLP to audit the accounts of the Company for the fiscal year ending May 31, 1996. Since their report will be addressed to the stockholders, the holders of Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of Arthur Andersen LLP as independent public accounts is not required and such appointment will remain in effect even if not approved by the stockholders.

     The Company has been advised that a representative of Arthur Andersen LLP will be present at the annual meeting with the opportunity to make a statement if the representative desires to do so. It is expected that the representative will be available to respond to appropriate questions.

     Audit services of Arthur Andersen LLP for the last fiscal year included examination of the consolidated financial statements of the Company and its subsidiaries, assistance and consultation in connection with filing of periodic reports on Form 10-K and Form 10-Q with the SEC and consultation in connection with various accounting matters. All of these services were approved by the Audit Committee in advance of the service being rendered after having made a determination that the rendering of the services would not have an adverse effect on the independence of Arthur Andersen LLP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2

                             OTHER PROPOSED ACTION

     The Board of Directors does not know of any business, other than that described above to be presented to the stockholders at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, the proxies will be voted in accordance with the discretion of the person or persons voting such proxies.

                             ANNUAL REPORT AND 10-K

     Additional copies of the Annual Report to Stockholders for the fiscal year ended May 31, 1995 and copies of the Annual Report of the Company to the Securities and Exchange Commission on Form 10-K are available to stockholders without charge upon request to the Chief Financial Officer of the Company at 5 Cornell Place, Wilmington, MA 01887.

                       SECURITIES EXCHANGE ACT REPORTING

     Based solely upon a review of the copies of reports furnished to the Company, the Company believes that, no director or executive officer or beneficial owner of more than 10% of the outstanding shares of Common Stock failed to file on a timely basis reports required pursuant to Section 16(a) of the Securities Exchange Act of 1934 during, or in respect of, fiscal 1995.

                             STOCKHOLDER PROPOSALS

     Proposals which stockholders wish to be presented at the 1996 Annual Meeting of Stockholders and to be included in the Company's proxy materials relating thereto must be received by the Company no later than April 27, 1996.

                              KEVLIN CORPORATION

                      Proxy for Annual Meeting to be held
P                               October 3, 1995
R
O             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X
Y        The undersigned, having received the Notice of Annual
  Meeting and the Board of Directors' Proxy Statement, hereby appoint(s) Jonathan D. Donaldson and John J. Moran, and each of them, Proxies of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the "Meeting") and there to vote all shares of Common Stock of Kevlin Corporation (the "Company") that the undersigned would be entitled to vote, if personally present, hereby revoking any Proxy theretofore given with respect to such shares in regard to all matters which may come before the Meeting, and especially to vote:

                   Election of all Directors listed below:
                   Nominees:
                   Ernest W. Lattanzi, Arthur C. Williams

  This Proxy, when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no specification is made, this Proxy will be voted FOR proposals 1 and 2.

  SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                                                             -----------
                                                             SEE REVERSE
                                                                 SIDE
                                                             -----------


       Please mark
/ X /  votes as in
       this example.


The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority with respect to setting the number of Directors and the election of Directors in the event that either of the nominees is unable or unwilling to serve if elected.




                                                                                                  FOR        AGAINST       ABSTAIN
1. To fix the number of members of the board at six            2.  To ratify and confirm Arthur   / /         /  /          /  /
   and to elect two Directors of the Company.                      Andersen LLP as the inde-
                                                                   pendent auditors for the fiscal
              FOR             WITHHELD                             year ending May 31, 1996.
             /  /               /  /
                                                                3.  To consider and act upon such other business matters or proposals as may properly come before the Meeting.
------------------------------------------------------
For all nominees except as noted above                                               MARK HERE
                                                                                    FOR ADDRESS     /  /
                                                                                    CHANGE AND
                                                                                   NOTE AT LEFT

                                                                Please sign exactly as name appears hereon. Joint owners
                                                                should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                 Signature________________________________ Date__________________

                                                                 Signature________________________________ Date__________________
